UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 10, 2006
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                            Checkpoint Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

              1-11257                              22-1895850
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      (Commission File Number)          (IRS Employer Identification No.)


101 Wolf Drive, Thorofare, New Jersey                             08086
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(Address of Principal Executive Offices)                       (Zip Code)

                                  856-848-1800
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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           (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Principal Officer

     On October 10, 2006 David C. Donnan (President North American Operations) and the Company agreed that Mr. Donnan will leave the Company on November 10, 2006 to pursue other employment opportunities. Mr. Donnan's severance did not result from any disagreement with the Company. The Company will comply with its contractual obligations related to termination of employment under Mr. Donnan's employment agreement dated July 1, 2004.



                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHECKPOINT SYSTEMS, INC.

October 10, 2006                       By:  /s/ George W. Off
                                           --------------------------
                                           Chairman and
                                           Chief Executive Officer